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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 5, 2004

                         REGENERATION TECHNOLOGIES, INC.
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               (Exact name of issuer as specified in its charter)

           DELAWARE                        0-31271               59-3466543
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(State or other jurisdiction of          (Commission          (I.R.S. Employer
 Incorporation or Organization)          File Number)        Identification No.)

                              11621 RESEARCH CIRCLE
                             ALACHUA, FLORIDA 32615
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                    (Address of Principal Executive Offices)

        Registrant's telephone number, including area code (386) 418-8888

                                      None
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                 (Former address, if changed since last report.)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements.

            None

      (b)   Pro Forma Financial Information.

            None

      (c)   Exhibits

            99.1 Regeneration Technologies, Inc. press release dated February 5, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On February 5, 2004, Regeneration Technologies, Inc. announced its financial results for the full year and fourth quarter ending December 31, 2003. A copy of the press release related to this announcement is furnished as Exhibit
99.1 to this report on Form 8-K.

      (All other items on this report are inapplicable.)


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 REGENERATION TECHNOLOGIES, INC.

                                                 By /s/ Thomas F. Rose
                                                    ----------------------------
                                                    Thomas F. Rose
                                                    Vice President and Chief
                                                    Financial Officer

Dated: February 5, 2004


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                                  EXHIBIT INDEX

99.1  Regeneration Technologies, Inc. press release, dated February 5, 2004.